UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

———————

FORM 8-K/A

(Amendment No. 2)

———————

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2009

———————

PARAMOUNT GOLD AND SILVER CORP.

(Exact name of registrant as specified in its charter)

———————

Delaware	0-51600	20-3690109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

346 Waverly Street, Ste. 100

Ottawa, ON Canada

K2P 0W5

(Address of principal executive offices)

Registrant’s telephone number, including area code: (613) 226-9881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment to the information contained under Items 2.01 and 3.02 of the Current Report on Form 8-K, filed by Paramount Gold and Silver Corp. (the “Company” or “Paramount”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 23, 2009 (such Form 8-K, as amended by the Company under Item 9.01 on a Current Report on Form 8-K/A filed on March 24, 2009, the “Original 8-K”), regarding (a) the issuance by the Company of 1,350,000 shares (the “Magnetic Shares”) of its common stock, $0.001 par value per share (the “Common Stock”), to shareholders of Magnetic Resources Ltd. (“Magnetic”) in connection with the purchase by the Company of all of the issued and outstanding shares of capital stock of Magnetic and the assumption and discharge of shareholder loans, (b) the issuance by the Company of 200,000 shares (the “Advisor Shares”) of Common Stock to Belmont Participation Corp. as consideration for financial advisory services performed by Belmont for the Company in connection with the Magnetic acquisition, and (c) the issuance by the Company of 840,000 common stock purchase warrants (the “Warrants”) to Dahlman Rose & Company  LLC (“DRC”) pursuant to a Financial Advisory Services Agreement (the “Agreement”), effective March 1, 2009, entered into between the Company and DRC and (d) the issuance by the Company of 500,000 shares to Daelim Investments Ltd as consideration for a 25% interest in the Vidette Lake gold mine option agreement. The information previously reported in the Original 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 8.01.

Other Events.

On April 21, 2009, the Company filed a prospectus supplement with the SEC pursuant to Rule 424(b)(5) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), with respect to, among other matters, (a) the issuance of the Magnetic Shares, (b) the issuance of the Advisor Shares and (c) the issuance of the Warrants to DRC pursuant to the Agreement, and the registration of the shares of Common Stock of the Company issuable upon exercise of the Warrants. The issuance of the Magnetic Shares, the Advisor Shares and the Warrants, and the offering of the shares of Common Stock underlying the Warrants was done pursuant to a takedown from the Company’s existing “shelf” registration statement on Form S-3 (File No. 333-153104), which was declared effective by the SEC on January 7, 2009.  A copy of the opinion of Jeffrey G. Klein, P.A. regarding the legality of the issuance and sale of the Common Stock pursuant to the foregoing prospectus supplement is included herewith as Exhibit 5.1.

The information contained in this Item 8.01 is qualified in its entirety by the complete text of the certificate evidencing the Warrants included as Exhibit 4.1 to this Form 8-K/A, and by the information contained under Items 2.01 and 3.02 of the Original 8-K, each of which is incorporated herein by reference.

Neither this Form 8-K/A, the Original 8-K nor any of the documents referenced herein or therein constitutes an offer to sell or the solicitation of an offer to buy, nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the Securities Act and the applicable securities laws of any such state or jurisdiction.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Warrant Certificate dated March 20, 2009, issued by Paramount Gold and Silver Corp. to Dahlman Rose & Company LLC.
5.1	Opinion of Jeffrey G. Klein, P.A.
10.1	Financial Advisory Services Agreement, effective March 1, 2009, by and between Paramount Gold and Silver Corp. and Dahlman Rose & Company LLC.

Note Regarding Forward Looking Statements

Certain statements included in this Current Report on Form 8-K/A regarding the Company that are not historical facts are forward-looking statements, including the information provided with respect to the future business operations and anticipated operations of the Company. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management, and words such as “expects”, “anticipates,” “intends,” “plans”, “believes”, “estimates” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties, including, but not limited to, the success of our current or proposed business activities. Accordingly, actual results may differ. Paramount undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PARAMOUNT GOLD AND SILVER CORP.
Dated: April 21, 2009	By	/s/ CHRISTOPHER CRUPI
Christopher Crupi
President and Chief Executive Officer